                                                      File No.333-_____________

    As filed with the Securities and Exchange Commission on November 4, 1996.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       XIONICS DOCUMENT TECHNOLOGIES, INC.
       ------------------------------------------------------------------

                                   ----------
               (Exact name of issuer as specified in its charter)

Delaware                                                   04-3186685
---------------------------------                          ------------------
(State or other jurisdiction                               (I.R.S. Employer
or incorporation or organization)                          Indemnification No.)


70 Blanchard Road,                 Burlington, MA                      01803
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(Address of Principal Executive Offices)                             (Zip Code)

   Xionics Document Technologies, Inc. 1996, 1995 and 1993 Stock Option Plans
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                           (Full titles of the plans)

                                    Copy to:

                             Carolyn E. Ramm, Esq.
                      Xionics Document Technologies, Inc.
                               70 Blanchard Road
                              Burlington, MA 01803

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                     (Name and address of agent for service)

                                 (617) 229-7000
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          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
===============================================================================

                              Proposed        Proposed
Title of                      maximum         maximum
securities       Amount       offering        aggregate        Amount of
to be            to be        price           offering         registration
registered       registered   per share*      price*           fee
-------------------------------------------------------------------------------
Common Stock,    3,251,918    $12.875 *       $41,868,444*     $12,687.41
$0.01 par value
per share

===============================================================================

----------

* This estimate is made pursuant to Rule 457(h) solely for the purpose of determining the registration fee. It is not known how many shares will be purchased under the plans or at what price such shares will be purchased. The above calculation is based on the offering of 3,251,918 shares at a purchase price of $12.875 per share, which purchase price is the average of the high ($13.00) and low ($12.75) prices of the Registrant's Common Stock as reported on the Nasdaq National Market on October 31, 1996. In addition, pursuant to Rule 416(c), this registration statement also covers an indeterminable amount of interest to be offered or sold pursuant to the employee benefit plans described herein.



                                     PART II

                       INFORMATION REQUIRED IN PROSPECTUS

Item 3.     Incorporation of Documents by Reference
-------     ---------------------------------------

      The following documents filed by Xionics Document Technologies, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference in this Registration Statement: (1) the Registrant's prospectus, dated September 26, 1996, as filed with the SEC on September 26, 1996, pursuant to Rule 424(b) of the Securities Act of 1933, as amended; (2) all reports previously filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1995; and (3) the description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the SEC on September 11, 1996, under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

      In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 4.     Description of Securities
-------     -------------------------

      A description of the Registrant's Common Stock to be offered pursuant to this registration statement is not provided herein because the Registrant's Common Stock is registered under Section 12 of the Exchange Act.


Item 5.     Interests of Named Experts or Counsel
-------     -------------------------------------

      Neither the Registrant's independent auditors, Arthur Anderson LLP nor any individual employed by or associated with such firm in a professional capacity, was employed by the Registrant in connection with matters described in this registration statement on a contingent basis or has, or is to receive in connection with this offering, a substantial interest, direct or indirect, in the Registrant or was connected with the Registrant as a promoter, managing underwriter (or any principal underwriter, if there are no managing underwriters), voting trustee, director, officer or employee.

Item 6.     Indemnification of Directors and Officers
-------     -----------------------------------------

      Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

      The Amended and Restated Certificate of Incorporation of the Registrant and the Amended and Restated By-laws of the Registrant provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

      The Registrant intends to maintain insurance for the benefit of its directors and officers insuring such persons against certain liabilities, including liabilities under the securities laws.


Item 7.     Exemption from Registration Claimed
-------     -----------------------------------

      Not applicable.


Item 8.     Exhibits
-------     --------

      The following exhibits are part of this Registration Statement:

      4.1 Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 1 to the Registrant's
                Registration Statement on Form S-1 (Registration No. 333-4613), filed on June 7, 1996).

      4.2       Amended and Restated By-Laws of the Registrant
                (Incorporated by reference to Exhibit 3.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-4613), filed on June 7,
                1996).

      4.3 Xionics Document Technologies, Inc. 1996 Stock Option Plan (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1
                (Registration No. 333-4613), filed on May 28, 1996).

      4.4 Xionics Document Technologies, Inc. 1995 Stock Option Plan (Incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1
                (Registration No. 333-4613), filed on May 28, 1996).

      4.5 Xionics Document Technologies, Inc. 1993 Stock Option Plan (Incorporated by reference to Exhibit 10.3 to the Registrant's Registration Statement on Form S-1
                (Registration No. 333-4613), filed on May 28, 1996).

      5 Opinion and Consent of Bingham, Dana & Gould LLP as to the legality of the securities being registered.

      23.1      Consent of Bingham, Dana & Gould LLP (included in Exhibit 5).

      23.2      Consent of Arthur Andersen LLP.

      24 Power of Attorney (included on the signature pages of the Registration Statement).


Item 9.     Undertakings
-------     ------------

      The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof;

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering;

      (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

      (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                   [Remainder of page intentionally left blank]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, Commonwealth of Massachusetts, on this 1st day of November 1996.

                                    XIONICS DOCUMENT TECHNOLOGIES, INC.


                                    By: /s/ Gerard T. Feeney
                                        -------------------------------------
                                        Gerard T. Feeney
                                        Vice President-Finance,
                                         Chief Financial
                                         Officer and Treasurer



                        POWER OF ATTORNEY AND SIGNATURES

      Each person whose signature appears below hereby appoints Gerard T. Feeney, acting alone and without the other, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                           Title                               Date


/s/Robert E. Gilkes             President,                    November 4, 1996
------------------------        Chief Executive Officer,
Robert E. Gilkes                and Director (Principal
                                Executive Officer)



/s/Richard A. D'Amore           Director                      November 1, 1996
------------------------
Richard A. D'Amore


/s/Ronald D. Fisher             Director                      November 1, 1996
------------------------
Ronald D. Fisher


                                Director                      November  , 1996
------------------------
David R. Skok


/s/Paul R. Low                  Director                      November 1, 1996
------------------------
Paul R. Low


/s/Thomas A. St. Germain        Director                      November 1, 1996
-------------------------
Thomas A. St. Germain


/s/Gerard T. Feeney             Vice President-Finance,       November 1, 1996
-------------------------       Chief Financial Officer,
Gerard T. Feeney                Treasurer (principal financial
                                and accounting officer)

                                  EXHIBIT INDEX

   Exhibit No.                Description of Documents
   -----------                ------------------------

       4.1         Amended    and    Restated    Certificate    of         ---
                   Incorporation      of      the      Registrant
                   (Incorporated  by  reference  to Exhibit 3.1 to
                   Pre-Effective    Amendment   No.   1   to   the
                   Registrant's  Registration  Statement  on  Form
                   S-1 (Registration No. 333-4613),  filed on June
                   7, 1996).

       4.2         Amended   and    Restated    By-Laws   of   the          ---
                   Registrant.   (Incorporated   by  reference  to
                   Exhibit 3.2 to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-4613), filed on
                   June 7, 1996).

       4.3         Xionics Document Technologies,  Inc. 1996 Stock          ---
                   Option  Plan  (Incorporated  by  reference  to
                   Exhibit 10.1 to the  Registrant's  Registration
                   Statement   on  Form  S-1   (Registration   No.
                   333-4613), filed on May 28, 1996).

       4.4         Xionics  Document  Technologies,  Inc.  Amended          ---
                   and   Restated    1995   Stock   Option   Plan
                   (Incorporated  by  reference to Exhibit 10.2 to
                   the  Registrant's   Registration  Statement  on
                   Form S-1 (Registration No. 333-4613),  filed on
                   May 28, 1996).

       4.5         Xionics Document Technologies,  Inc. 1993 Stock          ---
                   Option  Plan  (Incorporated  by  reference  to
                   Exhibit 10.3 to the  Registrant's  Registration
                   Statement   on  Form  S-1   (Registration   No.
                   333-4613), filed on May 28, 1996).

        5 Opinion and Consent of Bingham, Dana & Gould LLP as to the legality of the securities being registered.

   Exhibit No.                Description of Documents
   -----------                ------------------------

       23.1        Consent of Bingham,  Dana & Gould  (included in          ---
                   Exhibit 5).

       23.2        Consent of Arthur Andersen LLP.

        24         Power of Attorney  (included  on the  signature          ---
                   pages of the Registration Statement).